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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D.C.  20549


                              _______________




                                 FORM S-3

                          REGISTRATION STATEMENT

                                   UNDER

                        THE SECURITIES ACT OF 1933




                          CMS ENERGY CORPORATION




                                 EXHIBITS







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                               EXHIBIT INDEX

Exhibit No.                             Description
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(1)(a)         -      Form of Distribution Agreement.

(3)(a)         -      Restated Articles of Incorporation of CMS Energy.
                      (Designated in CMS Energy's Form S-4 dated June 6,
                      1995, File No. 1-9513, as Exhibit (3)(i).)

(3)(b)         -      Copy of the By-Laws of CMS Energy.  (Designated in
                      CMS Energy's Form 10-K for the year ended
                      December 31, 1994, File No. 1-9513, as
                      Exhibit (3)(b).)

(4)(a)(i)      -      Indenture dated as of January 15, 1994 between
                      CMS Energy and The Chase Manhattan Bank National
                      Association, as Trustee, relating to the Notes.
                      (Designated in CMS Energy's Form 8-K dated March 29,
                      1994, File No. 1-9513, as Exhibit (4)(a).)

(4)(a)(ii)     -      First Supplemental Indenture dated as of January 20,
                      1994 between CMS Energy and The Chase Manhattan
                      Bank, National Association, as Trustee. (Designated in CMS Energy's Form 8-K dated March 29, 1994, File
                      No. 1-9513, as Exhibit (4)(b).)

(4)(a)(iii)    -      Form of Second Supplemental Indenture.

(5)            -      Opinion of Counsel.

(12)           -      Statement regarding computation of ratio of earnings
                      to fixed charges.

(15)           -      Letter regarding unaudited interim financial
                      information.

(23)(a)        -      Consent of Counsel is contained in Exhibit 5 hereto.

(23)(b)        -      Consent of Arthur Andersen LLP.

(24)           -      Powers of Attorney.

(25)           -      Form T-1, Statement of Eligibility of Trustee.


Exhibits listed above which have been filed with the Securities and Exchange Commission are incorporated herein by reference with the same effect as if filed with this registration statement.

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